Leases (Tables)	12 Months Ended
May 31, 2019
Leases [Abstract]
Future Minimum Lease Commitments under Non-Cancelable Lease Agreements	The following table illustrates our future minimum lease commitments under all non-cancelable lease agreements, for each of the next five years and in the aggregate, as of May 31, 2019:

May 31,
(In thousands)
2020	$59,163
2021	49,731
2022	40,339
2023	32,798
2024	27,716
Thereafter	119,607
Total Minimum Lease Commitments	$329,354